EXHIBIT 10.31

    AMENDMENT AND WAIVER, dated as of April 10, 2000 (this "Amendment"), among Euramax International Inc., a Delaware corporation ("Euramax U.S."), the other Loan Parties referred to below, each of the Lenders, the Swing Loan Lender and the Issuer referred to below and Paribas (formerly, Banque Paribas), as agent (in such capacity, the "Agent") for said Lenders, the Swing Loan Lender and the Issuer, to (a) the Amended and Restated Credit Agreement, dated as of July 16, 1997, as amended (said Agreement, as so amended and as the same may be further amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", and the terms defined therein being used herein as therein defined unless otherwise defined herein), among Euramax U.S., the other Loan Parties party thereto, the financial institutions party thereto, as lenders (the "Lenders"), the Swing Loan Lender and the Issuer referred to therein and the Agent, and (b) the other Loan Documents referred to below.

W I T N E S S E T H:

    WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of March 10, 2000 (the "Gutter World Acquisition Agreement"), among Amerimax Home Products, Inc., a Delaware corporation and a direct, wholly owned subsidiary of U.S. Operating Co. ("Home Products"), Gutter World, Inc., a Georgia corporation ("Gutter World") and Global Expanded Metals, Inc., a Georgia corporation ("GEM"), Home Products proposes acquiring certain assets, and assuming certain liabilities, of each of Gutter World and GEM for a purchase price, payable in cash, of approximately $46,500,000 (which amount includes approximate costs and expenses associated with such acquisition), plus an increase (or decrease) in the purchase price based on a working capital adjustment if the working capital of Gutter World and GEM combined as of the closing date of the Gutter World Acquisition is greater than $2,600,000 (or less than $2,300,000), as the case may be (said purchase price, adjusted for actual costs and expenses and including such earn-out and working capital adjustments, being the "Gutter World Purchase Price"; and said acquisitions for the Gutter World Purchase Price being the "Gutter World Acquisition");

    WHEREAS, Home Products intends to finance the Gutter World Acquisition with U.S. Dollar Term D Loans to be borrowed by U.S. Operating Co., which will (i) make a contribution to the capital of Home Products equal to $6.0 million of the principal amount of the U.S. Dollar Term D Loans and (ii) make a contribution to the capital of Amerimax Finance Company, a Delaware corporation and a wholly-owned subsidiary of U.S. Operating Co. ("AFC"), equal to $39 million of the principal amount of the U.S. Dollar Term D Loans, and AFC will, in turn, lend an amount equal to such capital contribution to Home Products;

    WHEREAS, the Loan Parties have requested that the Lenders, Issuer, the Swing Loan Lender and the Agent agree to amend the Loan Documents to, among other things, (a) permit the proposed Gutter World Acquisition and (b) provide for such new U.S. Dollar Term D Loans; and

    WHEREAS, the Lenders, the Issuer, the Swing Loan Lender and the Agent are willing to agree to such amendments, subject to the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

    SECTION 1. Amendments to the Credit Agreement. Subject to the satisfaction of the condition precedent set forth in Section 2, the Credit Agreement is hereby amended as follows:

    1.1. Amendments to Section 1.1. (a) Section 1.1 thereof is amended by adding thereto, in the appropriate alphabetical order, the following new definitions:

    " 'AFC' has the meaning specified in the April 2000 Amendment."

    " 'AFC Guaranty' means the Guaranty, dated as of the April 2000 Amendment Effective Date, in substantially the form of Exhibit J hereto, made by AFC in favor of the Guarantied Parties, as the same may be amended, supplemented or otherwise modified from time to time, pursuant to which AFC unconditionally guarantied its Guarantied Obligations."

    " 'AFC Pledge Agreement' means the Pledge Agreement, dated as of the April 2000 Amendment Effective Date, in substantially the form of Exhibit K hereto, executed by AFC, as such agreement may be amended, supplemented or otherwise modified from time to time, pursuant to which AFC has pledged to the Agent, for the ratable benefit of the Secured Parties, the Collateral covered thereby, including the Stock of each of its Subsidiaries, to secure all Obligations and AFC's Guarantied Obligations."

    " 'April 2000 Amendment' means the Amendment, dated as of April  , 2000, among the Loan Parties, the Lenders, the Swing Loan Lender and the Agent, to this Agreement and the other Loan Documents referred to therein."

    " 'April 2000 Amendment Effective Date' means the date the April 2000 Amendment becomes effective pursuant to the terms thereof."

    " 'April 2000 Amendment Termination Date' means April 30, 2000."

    " 'GEM' has the meaning specified in the April 2000 Amendment."

    " 'Gutter World' has the meaning specified in the April 2000 Amendment."

    " 'Gutter World Acquisition' has the meaning specified in the April 2000 Amendment."

    " 'Gutter World Acquisition Agreement' has the meaning specified in the April 2000 Amendment."

    " 'Gutter World Acquisition Conditions' means each of the following conditions:

    (a) Each of the statements set forth in Section 3.1(s) (other than clause (ii) thereof) shall be true and correct with respect to the Gutter World Acquisition, with references therein (i) to the 'Existing Loans and Loans being made on the Effective Date' to be deemed to be references to all outstanding Loans and the U.S. Dollar Term D Loans, (ii) to the 'Effective Date' to be deemed to be references to the date of consummation of the Gutter World Acquisition (the 'Gutter World Consummation Date' thereof), (iii) to the 'Fabral Purchase Documents', the 'Fabral Purchase Agreement' or to a 'Related Document' to be deemed to be references to the Related Documents with respect to the Gutter World Acquisition, (iv) to the 'Transactions' or to the 'Fabral Purchase' to be deemed to be references to the Gutter World Acquisition, (v) to 'Fabral Holdings' and/or 'Fabral, Inc.' to be deemed to be references to Gutter World and/or GEM and (vi) to the aggregate purchase price of the Fabral Purchase as specified in the Fabral Purchase Agreement to be references to the Gutter World Purchase Price;

    (b) The Agent shall have received (i) on the Gutter World Consummation Date (A) evidence that there are no prior Liens or charges on any of the assets purchased in the Gutter World Acquisition except as permitted by Section 7.1(a); (B) executed copies of proper Financing Statements (Form UCC-1) under the Uniform Commercial Code of all jurisdictions, and evidence of completion of all recordings and other filings in all jurisdictions (including of instruments to be filed with respect to Intellectual Property Collateral), as may be necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Collateral Documents, including, without limitation, the Domestic Security Agreement entered into by Home Products; (C) copies of the U.S. Patent Security Agreement duly executed by Home Products granting to the Agent a security interest in, and a right of set off against, all of the U.S. patents, patent applications and other similar intellectual property of Home Products, including, without limitation, all of such intellectual property acquired by Home Products in the Gutter World Acquisition; (D) copies of the U.S. Trademark Security Agreement duly executed by Home Products granting to the Agent a security interest in, and a right of set off against, all of the U.S. trademarks, tradenames, service marks, trademark applications and other similar intellectual property of Home Products, including, without limitation, all of such intellectual property acquired by Home Products in the Gutter World Acquisition; (E) copies of the U.S. Copyright Security Agreement duly executed by Home Products granting to the Agent a security interest in, and a right of set off against, all of the U.S. copyrights, copyright applications other similar intellectual property of Home Products, including, without limitation, all of such intellectual property acquired by Home Products in the Gutter World Acquisition; (F) copies of the Domestic Consent Agreement, dated as of the Gutter World Consummation Date, duly executed by each of the Loan Parties party thereto confirming its Obligations under its Guaranty and respective Domestic Collateral Documents and/or Foreign Collateral Documents, as the case may be; (G) copies of the U.K. Consent Agreement, dated as of the Gutter World Consummation Date, duly executed by each of the Loan Parties party thereto confirming its obligations under its Guaranty and its respective Foreign Collateral Documents; (H) copies of a supplement to this Agreement in form and substance satisfactory to the Agent, pursuant to which AFC shall agree to be bound by the terms of, and for all purposes be, a Loan Party under and party to, this Agreement, and shall agree to all other matters set forth therein, the AFC Guaranty and the AFC Pledge Agreement, each duly executed by AFC; (I) copies of an amendment to the U.S. Operating Co. Pledge Agreement providing for the pledge by U.S. Operating Co. of the shares of Stock of AFC acquired by U.S. Operating Co. in connection with the Gutter World Acquisition; (J) copies of the Second Euramax Nantissement and the Second Dutch Holdings Nantissement, duly executed by Euramax and Dutch Holdings, respectively; (K) evidence of satisfactory insurance coverage as to the assets purchased from each of Gutter World and GEM and compliance with all provisions of the Loan Documents with respect to such insurance; (L) opinions of independent counsel to the Loan Parties, each dated the Gutter World Consummation Date, satisfactory in form and substance to the Agent; (M) from each of the Loan Parties, the documents referred to in Sections 3.1(b) and (c) required to be delivered by a Loan Party, in each case, dated the Gutter World Consummation Date and with references therein to (1) the 'Fabral Purchase Document' or to the 'Related Documents' to be deemed to be references to the Related Documents entered into in connection with the Gutter World Acquisition, (2) the 'Transactions' to be deemed to be references to the Gutter World Acquisition, (3) the 'Effective Date' to be deemed to be references to the Gutter World Consummation Date and (4) the 'Loan Documents' to be deemed to be references to the Loan Documents to be delivered, pursuant to this subsection (b); and (N) such financial and other information regarding each of Gutter World and GEM as the Agent or any Lender shall reasonably request and (ii) within the earlier to occur of (A) the six-month anniversary of the Gutter World Consummation Date (or such later date as agreed upon in writing by Euramax U.S. and each of its Domestic Subsidiaries and a majority of the Term D Lenders) and (B) the acquisition described in that certain Letter Agreement, dated as of December 8, 1999, by and between Euramax U.S. and the proposed seller (such date being the "2000 Mortgage Amendment Date"), duly executed and acknowledged amendments to or amendments and restatements of, as the case may be, all Domestic Mortgages to the extent necessary, in the sole discretion of the Agent, as a result of the transactions contemplated by the April 2000 Amendment, together with endorsements to the Title Insurance Policies issued on the 2000 Mortgage Amendment Date, duly executed and acknowledged, which endorsements bring the effective date of the Title Insurance Policies issued on the Closing Date or thereafter forward to the 2000 Mortgage Effective Date, together with opinions, satisfactory to the Agent, of local counsel retained by the Domestic Loan Parties with respect to the validity and enforceability of the Domestic Mortgages delivered on the 2000 Mortgage Amendment Date as such Domestic Mortgages may have been amended or amended and restated, as the case may be, and as to such other matters as may be reasonably required by the Agent or any Lender; and

    (c) Each document relating to the Gutter World Acquisition shall be satisfactory in form and substance to the Agent and the Majority Lenders in their sole judgment exercised reasonably."

    " 'Gutter World Consummation Date' has the meaning specified in clause (a) of the definition of Gutter World Acquisition Conditions."

    " 'Gutter World Purchase Price' has the meaning specified in the April 2000 Amendment."

    " 'Home Products' has the meaning specified in the April 2000 Amendment."

    " 'Second Dutch Holdings Nantissement' means the Share Pledge Agreement, dated as of the April 2000 Amendment Effective Date, executed by Dutch Holdings and the Agent, for the ratable benefit of the Secured Parties, the Collateral referred to therein, including the Stock of French Holdings held by Dutch Holdings to secure the Guarantied Obligations of Dutch Holdings."

    " 'Second Euramax Nantissement' means the Share Pledge Agreement, dated as of the April 2000 Amendment Effective Date, executed by Euramax and the Agent, for the ratable benefit of the Secured Parties, the Collateral referred to therein, including the Stock of French Holdings held by Euramax to secure the Guarantied Obligations of Euramax."

    " 'U.S. Dollar Term D Loan' has the meaning specified in Section 2.2."

    " 'U.S. Dollar Term D Loan Commitment' has the meaning specified in Section 2.2."

    " 'U.S. Dollar Term D Loan Maturity Date' means June 30, 2005."

    " 'U.S. Dollar Term D Note' means a promissory note made by U.S. Operating Co. and payable to the order of any Lender in a principal amount equal to such Lender's U.S. Dollar Term D Loan Commitment, if any, as originally in effect, in substantially the same form of Exhibit A-10, evidencing the aggregate Indebtedness of U.S. Operating Co. to such Lender resulting from the U.S. Dollar Term D Loan, if any, made by such Lender to U.S. Operating Co."

    (b) Section 1.1 thereof is further amended as follows:

      (i) The definition therein of "Applicable Base Rate Margin" is amended by (A) deleting the word "and" after the phrase "U.S. Dollar Term B Loans," in subsection (a) thereof and inserting a comma in lieu thereof, (B) adding the phrase "and the U.S. Dollar Term D Loans" immediately after the phrase "U.S. Dollar Term C Loans" in subsection (a) thereof, (C) deleting the word "and" at the end of subsection (a) thereof, (D) deleting the period at the end of subsection (b) thereof and inserting the phrase "; and" in lieu thereof and (E) adding the following new subsection (c) thereof:

        "(c) in the case of the U.S. Dollar Term D Loans, (i) 2.00% at all times during each Level I Rate Period, (ii) 1.75% at all times during each Level II Rate Period, (iii) 1.50% at all times during each Level III Rate Period, (iv) 1.25% at all times during each Level IV Rate Period and Level V Rate Period."

      (ii) The definition therein of "Applicable Eurocurrency Margin" is amended by (A) deleting the word "and" after the phrase "U.S. Dollar Term B Loans," and inserting a comma in lieu thereof in subsection (a) thereof, (B) deleting the word "and" at the end of subsection (a) thereof, (C) adding the phrase "and the U.S. Dollar Term D Loans" immediately after the phrase "U.S. Dollar Term C Loans" in subsection (a) thereof, (D) deleting the period at the end of subsection (b) thereof and inserting the phrase "; and" in lieu thereof and (E) adding the following new subsection (c) thereof:

        "(c) in the case of the U.S. Dollar Term D Loans, (i) 3.00% at all times during each Level I Rate Period, (ii) 2.75% at all times during each Level II Rate Period, (iii) 2.50% at all times during each Level III Rate Period, (iv) 2.25% at all times during each Level IV Rate Period and Level V Rate Period."

      (iii) The definitions therein of "Commitment" and "Commitments" are amended by (A) adding the phrase "and U.S. Dollar Term D Loan Commitment, if any," immediately after the phrase "Revolving Credit Commitment, if any," and (B) adding the phrase ", U.S. Dollar Term D Loan Commitments" immediately after the phrase "Revolving Credit Commitments".

      (iv) The definition of "Domestic Collateral Documents" is amended by adding the phrase "the AFC Pledge Agreement," immediately after the phrase "the Fabral Holdings Pledge Agreement,".

      (v) The definition of "Domestic Subsidiary Guaranty" is amended by adding the phrase "and the AFC Guaranty," immediately after the phrase "Domestic Amendatory Agreement,".

      (vi) The definition therein of "Interest Period" is amended by (A) adding in clause (c) thereof the phrase "the U.S. Dollar Term D Loans," immediately before the phrase "the Dutch Company Term Loans", (B) deleting the word "or" after the second reference to the phrase "U.S. Dollar Term B Loans" and inserting a comma in lieu thereof and (C) adding the phrase "or U.S. Dollar Term D Loans" immediately after the second reference to the phrase "U.S. Dollar Term C Loans".

      (vii) The definition therein of "Operating Company Subsidiary" is amended by (i) deleting the phrase "Amerimax Home Products, Inc. (formerly, Euramax Home Products, Inc.), a Delaware corporation and a direct, wholly owned subsidiary of U.S. Operating Co." and substituting in lieu thereof the phrase "Home Products" and (ii) by deleting the word "and" in clause (a) thereof and adding the phrase "and (vii) AFC" immediately after the phrase "(vi) Fabral, Inc.".

      (viii) The definition therein of "Related Claims" is amended by adding the phrase "or (g) the U.S. Dollar Term D Loans," immediately after the phrase "and the Letter of Credit Obligations," in clause (i) thereof.

      (ix) The definition therein of "Related Documents" is amended by adding to the end thereof the phrase ", and each purchase agreement, instrument and other document executed with respect to the Gutter World Acquisition".

      (x) The definition therein of "Term Loan" is amended by adding the phrase "U.S. Dollar Term D Loan," immediately after the phrase "U.S. Dollar Term C Loan,".

      (xi) The definition therein of "Term Loan Note" is amended by (A) deleting the word "and" immediately after the phrase "U.S. Dollar Term B Note", (B) adding a comma immediately after the phrase "a U.S. Dollar Term C Note" and (C) adding the phrase "and a U.S. Dollar Term D Note" at the end of such definition.

    1.2. Amendments to Section 2.2. (a) The first section designated Section 2.2(b) thereof is amended by (i) adding the phrase "and" at the end of clause (ii) thereof, (ii) adding the following new clause immediately after such clause (ii):

        "(iii) On the April 2000 Amendment Effective Date, make a loan to U.S. Operating Co. in Dollars (each a "U.S. Dollar Term D Loan") in an aggregate Dollar amount set forth opposite such Lender's name on Exhibit A to the April 2000 Amendment under the caption "U.S. Dollar Term D Loan Commitment" (such Lender's "U.S. Dollar Term D Loan");"

and (iii) adding the phrase "and U.S. Dollar Term D Loans" immediately after the phrase "Additional Term Loans" in the proviso to such Section 2.2(b).

    (b) The second section designated Section 2.2(b) thereof is hereby amended and corrected by re-designating it as Section 2.2(c) and such Section 2.2(c) is amended by (i) adding the phrase "U.S. Dollar Term D Loan," immediately after the phrase "U.S. Dollar Term C Loan," and (ii) adding the phrase "U.S. Dollar Term D Note," immediately after the phrase "U.S. Dollar Term C Note,".

    1.3. Amendments to Section 2.3(b). (a) Section 2.3(b) thereof is amended by adding the following sentence immediately after the first sentence thereof:

    "The U.S. Dollar Term D Loans shall each be made upon receipt of a Notice of Borrowing, given by U.S. Operating Co. to the Agent no later than 11:00 A.M. (New York City time) on the second Business Day prior to the April 2000 Amendment Effective Date in the case of Base Rate Loans, and not later than 11:00 A.M. (New York City time) on the third Business Day prior to the April 2000 Amendment Effective Date in the case of Eurocurrency Loans."

    (b) Section 2.3(b) thereof is further amended by (i) adding the phrase "and U.S. Dollar Term D Notes" immediately after the phrase "Additional Term Loans" in the second sentence of Section 2.3(b) and (ii) adding the following sentence at the end of Section 2.3(b):

    "The Notice of Borrowing for the U.S. Dollar Term D Loans shall specify therein (i) the April 2000 Amendment Effective Date, (ii) the aggregate amount of U.S. Dollar Term D Loans, the amount thereof, if any, requested to be Eurocurrency Loans and the initial Interest Period or Periods therefor; provided, however, that the aggregate Eurocurrency Loans for each Interest Period must be in an amount not less then $500,000 or an integral multiple of $100,000 in excess thereof."

    1.4. Amendment to Section 2.5(b). Section 2.5(b) thereof is amended by adding the following sentence at the end thereof: "On the earlier of the April 2000 Amendment Termination Date and the making of the U.S. Dollar Term D Loans on the April 2000 Amendment Effective Date, each Lender's U.S. Dollar Term D Loan Commitment shall terminate."

    1.5. Amendment to Section 2.6. Section 2.6 thereof is amended by adding the following additional Section 2.6(b)(vi):

        "(vi) U.S. Operating Co. shall repay the U.S. Dollar Term D Loans on the date and in the percentage amounts of the aggregate principal amount of U.S. Dollar Term D Loans outstanding on the April 2000 Amendment Effective Date (such aggregate being the "Aggregate D Amount") as are set forth below:

Date:	Principal Payment Due:
June 30, 2000	0.25% of the Aggregate D Amount
September 30, 2000	0.25% of the Aggregate D Amount
December 31, 2000	0.25% of the Aggregate D Amount
March 31, 2001	0.25% of the Aggregate D Amount
June 30, 2001	0.25% of the Aggregate D Amount
September 30, 2001	0.25% of the Aggregate D Amount
December 31, 2001	0.25% of the Aggregate D Amount
March 31, 2002	0.25% of the Aggregate D Amount
June 30, 2002	0.25% of the Aggregate D Amount
September 30, 2002	0.25% of the Aggregate D Amount
December 31, 2002	0.25% of the Aggregate D Amount
March 31, 2003	0.25% of the Aggregate D Amount
June 30, 2003	0.25% of the Aggregate D Amount
September 30, 2003	0.25% of the Aggregate D Amount
December 31, 2003	0.25% of the Aggregate D Amount
March 31, 2004	0.25% of the Aggregate D Amount
June 30, 2004	0.25% of the Aggregate D Amount
September 30, 2004	0.25% of the Aggregate D Amount
December 31, 2004	0.25% of the Aggregate D Amount
March 31, 2005	0.25% of the Aggregate D Amount
June 30, 2005	95.0% of the Aggregate D Amount

    provided, however, that U.S. Operating Co. shall repay the entire unpaid principal amount of the U.S. Dollar Term D Loans on the U.S. Dollar Term D Loan Maturity Date. All principal payments of U.S. Dollar Term D Loans shall be accompanied by accrued interest on the principal amount being repaid to the date of repayment."

    1.6. Amendments to Section 2.7. Section 2.7(d)(v) thereof is amended by (a) deleting the word "and" immediately after the phrase "U.S. Dollar Term A Loans" and substituting a comma in lieu thereof and

(ii) adding the phrase "and U.S. Dollar Term D Loans" immediately after the phrase "U.S. Dollar Term C Loans".

    1.7. Amendments to Section 2.9. (a) Section 2.9(a) thereof is amended by (i) deleting the word "and" immediately after the phrase "U.S. Dollar Term B Loans" and substituting a comma in lieu thereof and (ii) adding the phrase "and the U.S. Dollar Term D Loans" at the end of such Section 2.9(a) thereof.

    (b) Section 2.9(b) thereof is amended by (i) deleting the word "and" immediately after the phrase "U.S. Dollar Term B Loans" and adding a comma in lieu thereof and (ii) adding the phrase "and the U.S. Dollar Term D Loans" at the end of such Section 2.9(b) thereof.

    1.8. Amendments to Section 7.2. Section 7.2(a) thereof is amended by (i) deleting the word "and" at the end of clause (a)(xiv) thereof, (ii) deleting the period at the end of clause (a)(xv) thereof and substituting ";" in lieu thereof and (iii) and adding the following new clause (a)(xvi) thereof: "(xvi) Indebtedness of Home Products owing to AFC (x) incurred solely in connection with the Gutter World Acquisition and (y) following a capital contribution by U.S. Operating Co. to Home Products, incurred to maintain the ratio of Indebtedness to equity of Home Products at 4.00 to 1.00; provided, however, that all such Indebtedness is evidenced by promissory notes in which the Agent has a fully perfected first priority security interest."

    1.9. Amendment to Section 7.6. (a) Section 7.6(g) thereof is amended by (i) deleting the word "and" immediately after the phrase "permitted by clauses (x)" and substituting "," in lieu thereof and (ii) adding the phrase "and (xvi)" immediately after the phrase "(xiii)".

    (b) Section 7.6(j) thereof is amended by (i) deleting the word "and" immediately after the phrase "in the Color Clad Acquisition" and (ii) adding the phrase "and (iii) subject to the satisfaction of the Gutter World Acquisition Conditions, (A) the purchase of certain assets, and the assumption of certain liabilities, of each of Gutter World and GEM and (B) the purchase of Stock of AFC by U.S. Operating Co., each in connection with the Gutter World Acquisition".

    1.10. Amendments to Section 7.10. Section 7.10(i) thereof is amended by (a) deleting the word "or" and adding a comma in lieu thereof and (b) adding the phrase "or (j)" immediately after the phrase "(g)" therein.

    1.11. Amendments to Section 7.13. Section 7.13 thereof is amended by (a) deleting the word "and" at the end of clause (k) thereof and (b) adding the phrase "; and (m) following the consummation of the Gutter World Acquisition, AFC shall not own any assets except Indebtedness of Subsidiaries of U.S. Operating Co. in its favor which shall be pledged to the Agent pursuant to the AFC Pledge Agreement (including, without limitation, an intercompany note made by Home Products in AFC's favor dated the Gutter World Acquisition Date)" at the end of clause (l) thereof.

    1.12. Amendment to Exhibits to Credit Agreement. The Exhibits to the Credit Agreement are amended by adding thereto, immediately after Exhibit A-9, an Exhibit A-10 in the form of Exhibit Battached hereto.

    SECTION 2. Waiver. The requirement in Section 2.7(d)(iii) of the Credit Agreement that the Borrowers must prepay the Term Loans within 100 days of the last day of the Fiscal Year ending on December 31, 1999, in an amount equal to 50% of Excess Cash Flow for such Fiscal Year, together with accrued interest to the date of such prepayment on the principal amount prepaid is hereby waived.

    SECTION 3. Effectiveness. This Amendment shall become effective on the date on which the Agent shall have executed a counterpart hereof and shall have received counterparts hereof executed by the Lenders, the Swing Loan Lender and each Loan Party.

    SECTION 4. Representations and Warranties. Each of the Loan Parties represents and warrants as to itself and each of its Subsidiaries as follows:

    (a) The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action, and this Amendment and the Loan Documents as amended hereby, and the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval of the stockholders of any Loan Party or any of its Subsidiaries or any third party, other than any consents or approvals that have already been obtained and which remain in full force and effect, (ii) violate any Requirement of Law, (iii) result in a breach of or constitute a default under any Contractual Obligation to which any Loan Party or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by any Loan Party or any of its Subsidiaries (other than pursuant to the Loan Documents).

    (b) All authorizations, consents, approvals of, licenses of, or filings or registrations with, any court or Governmental Authority, required in connection with the execution, delivery and performance by any Loan Party of this Amendment and the performance by each Loan Party of the Loan Documents as amended hereby, and the consummation by each Loan Party of the transactions contemplated hereby and thereby, have been obtained, given, filed or taken and are in full force and effect.

    (c) This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and each Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law).

    (d) There exists no judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the execution, delivery and performance of this Amendment or the Loan Documents as amended hereby or upon the consummation of the transactions contemplated hereby or thereby.

    (e) None of the transactions contemplated by this Amendment or the Loan Documents as amended hereby will have or could have a Material Adverse Effect, and the execution, delivery and performance of this Amendment will not and could not adversely affect the Liens of any Collateral Document.

    (f) No provision of any Related Document or any other Contractual Obligation of any Loan Party would prohibit, restrict or impose any conditions on this Amendment or the Loan Documents as amended hereby, and no consent under any Related Document or other Contractual Obligation is required for the execution, delivery or performance of this Amendment, or the Loan Documents as amended hereby, or for the consummation of any of the transactions contemplated hereby, including the transactions contemplated by the amendments set forth herein except as specifically contemplated hereby.

    (g) Each of the representations and warranties contained in each Loan Document are true and correct on and as of the date hereof, and no Default or Event of Default has occurred or is continuing or would result from the consummation of any transaction contemplated hereby.

    SECTION 5. Costs and Expenses. The Loan Parties jointly and severally agree to pay (a) all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and (b) all costs and expenses otherwise required to be paid under Section 10.4 of the Credit Agreement.

    SECTION 6. Miscellaneous.

    (a) Upon the effectiveness of this Amendment each reference in any Loan Document to "this Agreement", "hereunder", "herein", or words of like import, and each reference in any other Loan

Document to such Loan Document, shall mean and be a reference to such Loan Document as amended or waived hereby.

    (b) Except as specifically amended or waived hereby, each Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

    (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders, the Issuer, the Swing Loan Lender or the Agent under any Loan Document, nor constitute a waiver of any provision of any Loan Document.

    (d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

    (e) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    (f) EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE ISSUER, ANY LENDER OR ANY LOAN PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS AMENDMENT.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

EURAMAX INTERNATIONAL INC.
By:
Title:
EURAMAX INTERNATIONAL HOLDINGS LIMITED
By:
Title:
EURAMAX INTERNATIONAL LIMITED
By:
Title:
EURAMAX EUROPEAN HOLDINGS LIMITED
By:
Title:
EURAMAX CONTINENTAL LIMITED
By:
Title:
EURAMAX EUROPEAN HOLDINGS, B.V.
By:
Title:
AMERIMAX FINANCE COMPANY, INC.
By:
Title:

EURAMAX EUROPE LIMITED
By:
Title:
EURAMAX NETHERLANDS B.V.
By:
Title:
EURAMAX HOLDINGS LIMITED
By:
Title:
EURAMAX EUROPE B.V.
By:
Title:
ELLBEE LIMITED
By:
Title:
EURAMAX COATED PRODUCTS LIMITED
By:
Title:
EURAMAX COATED PRODUCTS B.V.
By:
Title:

AMERIMAX HOLDINGS, INC.

AMERIMAX FABRICATED PRODUCTS, INC.

AMERIMAX BUILDING PRODUCTS, INC.

AMERIMAX COATED PRODUCTS, INC.

AMERIMAX RICHMOND COMPANY

AMERIMAX HOME PRODUCTS, INC.

AMERIMAX LAMINATED PRODUCTS, INC.
By:
Title:
FABRAL HOLDINGS, INC. (formerly, Gentek Holdings, Inc.) FABRAL, INC. (formerly, Gentek Building Products, Inc.)
By:
Title:
PARIBAS (formerly, Banque Paribas), as Agent, as a Lender, as the Issuer and as Swing Loan Lender
By:
Title:
By:
Title:
FLEET NATIONAL BANK (formerly, BANKBOSTON, N.A.), as a Lender
By:
Title:
SUNTRUST BANK, ATLANTA, as a Lender
By:
Title:

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., as a Lender
By:
Title:
By:
Title:
LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By:
Title:
WACHOVIA BANK, N.A., as a Lender
By:
Title:
BANK ONE, NA, as a Lender
By:
Title:
PPM AMERICA, INC., as attorney in fact, on behalf of Jackson National Life Insurance Company, as a Lender
By:
Title:
DE NATIONALE INVESTERINGS BANK N.V., as a Lender
By:
Title:
FLEET NATIONAL BANK, as a Lender
By:
Title:

Exhibit A

U.S. Dollar Term D Loan Commitments

Lender	Dollar Amount	Percentage
Paribas	$40,000,000	100%

Exhibit B

EXHIBIT A-10
[FORM OF U.S. DOLLAR TERM D NOTE]

Dated:      , 2000

    FOR VALUE RECEIVED, the undersigned, AMERIMAX FABRICATED PRODUCTS, INC., a Delaware corporation, ("U.S. Operating Co."), HEREBY PROMISES TO PAY to the order of [NAME OF LENDER] (the "Lender") the unpaid principal amount of the U.S. Dollar Term D Loan (as defined in the Credit Agreement referred to below) of the Lender made to U.S. Operating Co., payable at such times, and in such amounts as are specified in the Credit Agreement.

    U.S. Operating Co. promises to pay interest on the unpaid principal amount of the U.S. Dollar Term D Loan from the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times as are specified in the Credit Agreement.

    Both principal and interest are payable in lawful money of the United States of America to Paribas (formerly, Banque Paribas), as the Agent referred to below, at The Equitable Tower, 787 Seventh Avenue, New York, New York 10019, in immediately available funds.

    This Note is one of the U.S. Dollar Term D Notes referred to in, and is entitled to the benefits of, the Amended and Restated Credit Agreement, dated as of July 16, 1997, as amended (said Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"), among U.S. Operating Co., Euramax International Inc., a Delaware corporation, Euramax Holdings Limited, a company organized under the laws of England and Wales, Euramax Netherlands B.V., a company organized under the laws of the Netherlands, and Euramax Europe B.V., a company organized under the laws of the Netherlands, as additional Borrowers, each of Euramax International plc, a company organized under the laws of England and Wales, Broomco (1922) Limited, a company organized under the laws of England and Wales, Euramax Continental Limited, a company organized under the laws of England and Wales, Euramax Europe Limited, a company organized under the laws of England and Wales, Amerimax Holdings, Inc., a Delaware corporation, Euramax European Holdings, B.V., a company organized under the laws of the Netherlands, Euramax European Holdings plc, a company organized under the laws of England and Wales, each Operating Company Subsidiary referred to in the Credit Agreement and the other Loan Parties party thereto, the Lender and the other financial institutions referred to therein (said financial institutions, together with the Lender, being the "Lenders"), the Issuer referred to therein, and Paribas (formerly, Banque Paribas), as Agent for the Lenders and said Issuer, and (b) the other Loan Documents referred to therein and entered into pursuant thereto. The Credit Agreement, among other things, (i) provides for the U.S. Dollar Term D Loan of the Lender in a principal amount not to exceed the U.S. Dollar Term D Loan Commitment of the Lender, the indebtedness of U.S. Operating Co. resulting from such U.S. Dollar Term D Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

    This Note is entitled to the benefit of certain guaranties and is secured as provided in the other Loan Documents (as defined in the Credit Agreement).

    Demand, presentment, protest and notice of non-payment and protest are hereby waived by U.S. Operating Co.

    This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                      AMERIMAX FABRICATED PRODUCTS, INC.

                      By:

                          Title: